Exhibit 10.4

REAFFIRMATION AND RATIFICATION OF GUARANTORS

The undersigned guarantors of the Obligations of Borrowers at any time owing to Lender hereby (i) acknowledge receipt of a copy of the foregoing First Amendment to Revolving Credit Agreement (the “Agreement”); (ii) consent to Borrowers’ execution and delivery thereof and of the other documents, instruments and agreements Borrowers agree to execute and deliver pursuant thereto, and agree to be bound thereby; (iii) ratify and reaffirm the Guaranteed Obligations (as defined in the Security Agreement), the Security Agreement and each of the other Loan Documents to which such Guarantor is a party, and all of such Guarantor’s covenants, duties, indebtedness and liabilities under the Security Agreement and the other Loan Documents; and (iii) affirm that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the Obligations and reaffirm that such guaranty is and shall remain in full force and effect.

Capitalized terms used but not defined herein shall have the meanings given such terms in the Agreement or the Credit Agreement (as defined in the Agreement), as applicable.

IN WITNESS WHEREOF, the undersigned has executed this Reaffirmation and Ratification, as of the date of the Agreement.

GUARANTORS:

Danimer Scientific, Inc.

By:	/s/ John A. Dowdy, III
Name:	John A. Dowdy, III
Title:	Chief Financial Officer

[CORPORATE SEAL]

MEREDIAN HOLDINGS GROUP, INC.

By:	/s/ John A. Dowdy, III
Name:	John A. Dowdy, III
Title:	Chief Financial Officer

[CORPORATE SEAL]